Exhibit 99.1


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GRUPO TMM COMPANY CONTACTS:                    KANSAS CITY SOUTHERN CONTACTS:
Brad Skinner                                   MEDIA & INVESTORS
Investor Relations                             William H. Galligan
011-525-55-629-8725 or 203-247-2420            Assistant Vice President Investor
BRAD.SKINNER@TMM.COM.MX                               Relations
                                               816-983-1551
                                               WILLIAM.H.GALLIGAN@KCSR.COM
PROA/STRUCTURA
Marco Provencio                                MEXICO
Media Relations                                Gabriel Guerra
011-525-55-629-8708 and                        Media Relations
     011-525-55-442-4948                       011-525-55-273-5359
MP@PROA.STRUCTURA.COM.MX                       GGUERRA@GCYA.NET


AT DRESNER CORPORATE SERVICES:
Kristine Walczak
(general investors, analysts and media)
312-726-3600
KWALCZAK@DRESNERCO.COM


                     THE BOARDS OF DIRECTORS OF KCS AND TMM
                      APPROVE AMENDED ACQUISITION AGREEMENT

Kansas City, MO and Mexico City, Mexico, December 15, 2004 - Kansas City Southern (NYSE: KSU) ("KCS") and Grupo TMM, S.A. (NYSE: TMM and BMV: TMM A) ("TMM") announced today that the companies have entered into an amended acquisition agreement whereby TMM will sell its 51 percent voting interest in Grupo Transportacion Ferroviaria Mexicana, S.A. de C.V. ("Grupo TFM") to KCS for $200 million in cash, 18 million shares of KCS common stock, $47 million in a two-year promissory note, and up to $110 million payable in a combination of cash and KCS common stock upon successful resolution of the current proceedings related to the VAT Claim and the Put with the Mexican Government. The $47 million promissory note and a portion of the $110 million contingent payment will be subject to certain escrow arrangements to cover potential indemnification claims. The boards of directors of both companies have approved the transaction.

As part of the transaction, KCS will also enter into a three-year consulting contract with a consulting firm controlled by Jose Serrano Segovia. KCS and TMM have also agreed that upon completion of the transaction all litigation between the two companies will be dismissed.

Consummation of the transaction remains subject to the satisfaction of certain conditions, including KCS shareholder approval. TMM's controlling shareholders have entered into a voting trust providing for approval of the transaction.

Both the Mexican Foreign Investment Commission and the Mexican Federal Competition Commission have approved acquisition of the controlling interest in TFM by KCS. Although KCS and TMM previously satisfied the requirements of the U.S. Hart-Scott-Rodino Antitrust Improvements Act of 1976, that authorization has expired and the parties have agreed to file the required information promptly with the U.S. Department of Justice. This authorization is required prior to consummation of the transaction.

"We are very pleased to have entered into this amended agreement with TMM, and believe it will enhance rail competition and give shippers in the NAFTA trade corridor a strong transportation alternative in this important and growing trade corridor," said Michael R. Haverty, chairman, president and chief executive officer of KCS. "This transaction, along with our recently approved control of The Texas Mexican Railway Company, offers our shareholders greater value through operating efficiencies and opportunities that will come from common ownership and control. Our customers, both north and south of the border, will benefit from these efficiencies as well."

Jose Serrano, chairman and CEO of TMM said, "We're very pleased with the outcome of the transaction. It creates significant value for all shareholders. The combination of KCS and TFM creates an efficient shipping route between the U.S. and Mexico. TMM shareholders will continue to benefit from significant ownership in this valuable franchise. The net cash proceeds of this transaction will be used by TMM to reduce its debt obligations. This transaction is truly in the best interests of TMM shareholders and will ensure long term growth and flexibility at TMM."

Javier Segovia, president of TMM said, "We are extremely pleased to become a significant shareholder in KCS, a strong rail alternative between the U.S. and Mexico. TMM and TFM will continue to work closely, and they have entered into a marketing agreement to further our shared goals of providing end-to-end transportation for our customers. In addition, the sale of TFM to KCS puts TMM on a superior financial footing".

TFM, S.A. de C.V., the operating subsidiary of Grupo TFM, and KCSR will continue as separate corporations, all under the common control of KCS. Following consummation of the transaction, KCS will continue to operate under the KCS name and will maintain its headquarters in Kansas City, Missouri. Grupo TFM and TFM will remain Mexican corporations, with their corporate headquarters located in Mexico City. TFM holds the concession to operate Mexico's Northeast Rail Lines through June 2047, and has the option to extend the concession for an additional 50 years. The TFM rail network consists of more than 2,600 miles of mainline track. The combined system will exceed 5,300 miles of mainline track.

Morgan Stanley acted as exclusive financial advisor to KCS on the transaction. J.P. Morgan Securities Inc. and Elek Moreno Valle y Asociados S.A. acted as exclusive financial advisors to TMM on the transaction.

Headquartered in Mexico City, TMM is a Latin American multimodal transportation company. Through its branch offices and network of subsidiary companies, TMM provides a dynamic combination of ocean and land transportation services. Visit TMM's web site at http://www.grupotmm.com and TFM's web site at http://www.tfm.com.mx. Both sites offer Spanish/English language options. Grupo TMM is listed on the New York Stock Exchange under the symbol "TMM" and Mexico's Bolsa Mexicana de Valores under the symbol "TMM A."

KCS is a transportation holding company that has railroad investments in the United States, Mexico and Panama. Its primary holding in the United States is The Kansas City Southern Railway Company. KCS owns 51% of The Texas Mexican Railway Company, which connects The Kansas City Southern Railway Company and TFM. Headquartered in Kansas City, Missouri, KCS serves customers in the central and south central regions of the United States. KCS' rail holdings and investments are primary components of a NAFTA Railway system that links the commercial and industrial centers of the United States and Mexico. KCS' web site is WWW.KCSI.COM.

MEDIA/ANALYSTS CONFERENCE CALL NOTICE:
THERE WILL BE A 1:00 P.M.  CENTRAL  STANDARD  TIME (2:00 P.M.  EASTERN  STANDARD
TIME) CONFERENCE CALL TODAY, DECEMBER 15, DISCUSSING THE AMENDED ACQUISITION AGREEMENT HOSTED BY MICHAEL HAVERTY, GERALD DAVIES, RONALD RUSS AND VICENTE CORTA. A DISCUSSION OF THE AMENDED ACQUISITION AGREEMENT WILL BE AVAILABLE FROM A LINK ON THE HOME PAGE OF WWW.KCSI.COM. THOSE INTERESTED IN PARTICIPATING ARE INVITED TO CALL 1-800-955-1795 (U.S. AND CANADA) OR 1-706-643-0096
(INTERNATIONAL). A REPLAY WILL BE AVAILABLE THROUGH DECEMBER 22 AND CAN BE ACCESSED BY CALLING 1-800-642-1687 (U.S. AND CANADA) OR 1-706-645-9291
(INTERNATIONAL) AND PROVIDING THE CONFERENCE ID 2857442.

INCLUDED IN THIS PRESS RELEASE ARE CERTAIN FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF SECTION 27A OF THE SECURITIES ACT OF 1933, AS AMENDED, AND SECTION 21E OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. SUCH FORWARD-LOOKING STATEMENTS ARE BASED ON THE BELIEFS OF TMM'S AND KCS' MANAGEMENT AS WELL AS ON ASSUMPTIONS MADE. ACTUAL RESULTS COULD DIFFER MATERIALLY FROM THOSE INCLUDED IN SUCH FORWARD-LOOKING STATEMENTS. READERS ARE CAUTIONED THAT ALL FORWARD-LOOKING STATEMENTS INVOLVE RISKS AND UNCERTAINTY. FOR ADDITIONAL INFORMATION RELATING TO SUCH RISKS AND UNCERTAINTIES, READERS ARE URGED TO REVIEW TMM'S AND KCS' RESPECTIVE FILINGS AND SUBMISSIONS WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

IN CONNECTION WITH THE PROPOSED TRANSACTION, KCS WILL FILE RELEVANT MATERIALS WITH THE SECURITIES AND EXCHANGE COMMISSION ("SEC"), INCLUDING AN AMENDED PROXY STATEMENT SOLICITING STOCKHOLDER APPROVAL OF CERTAIN ACTIONS IN CONNECTION WITH THE TRANSACTION. STOCKHOLDERS ARE URGED TO READ THE AMENDED PROXY STATEMENT, AS WELL AS ANY AMENDMENTS AND SUPPLEMENTS TO THE PROXY STATEMENT (IF AND WHEN THEY BECOME AVAILABLE) AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION. STOCKHOLDERS AND INVESTORS MAY OBTAIN THE AMENDED PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FREE OF CHARGE AT THE SEC'S INTERNET WEB SITE AT www.sec.gov. STOCKHOLDERS MAY ALSO OBTAIN FREE OF CHARGE THE AMENDED PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS BY CONTACTING THE OFFICE OF THE CORPORATE SECRETARY AT KCS' PRINCIPAL EXECUTIVE OFFICES AT (816) 983-1538. WRITTEN REQUESTS SHOULD BE MAILED TO P.O. BOX 219335, KANSAS CITY, MISSOURI 64121-9335 (OR IF BY UNITED PARCEL SERVICE OR OTHER FORM OF EXPRESS DELIVERY TO 427 WEST 12TH STREET, KANSAS CITY, MISSOURI 64105). SUCH AMENDED PROXY STATEMENT IS NOT CURRENTLY AVAILABLE. KCS AND ITS DIRECTORS AND EXECUTIVE OFFICERS MAY BE DEEMED TO BE PARTICIPANTS IN THE SOLICITATION OF PROXIES FROM KCS STOCKHOLDERS WITH RESPECT TO APPROVAL OF CERTAIN ACTIONS IN CONNECTION WITH THE TRANSACTION. INFORMATION REGARDING THESE DIRECTORS AND EXECUTIVE OFFICERS AND THEIR BENEFICIAL OWNERSHIP INTERESTS IN KCS CAN BE FOUND IN KCS' PROXY STATEMENT ON SCHEDULE 14A, FILED WITH THE SEC ON APRIL 5, 2004, IN CONNECTION WITH THE 2004 ANNUAL MEETING OF KCS STOCKHOLDERS. INVESTORS MAY OBTAIN ADDITIONAL INFORMATION REGARDING THE INTERESTS OF SUCH PARTICIPANTS BY READING THE AMENDED PROXY STATEMENT FILED IN CONNECTION WITH THE TRANSACTION WHEN IT BECOMES AVAILABLE.

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